Exhibit 10.1

EXECUTION COPY

THIRTEENTH AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT

This THIRTEENTH AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of December 17, 2025 (this “Amendment”), is entered into among GOLDMAN SACHS BDC, INC., a Delaware corporation (the “Borrower”), solely for purposes of Section 5.10, each Subsidiary Guarantor party to the Guarantee and Security Agreement (collectively, the “Subsidiary Guarantors”, and each individually, a “Subsidiary Guarantor”), each Issuing Bank and Swingline Lender party hereto and TRUIST BANK, as Administrative Agent (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, the Lenders, the Issuing Banks, and the Administrative Agent entered into that certain Senior Secured Revolving Credit Agreement dated as of September 19, 2013 (as amended by that certain First Omnibus Amendment to Senior Secured Revolving Credit Agreement and Guarantee and Security Agreement, dated as of October 3, 2014, by that certain Second Amendment to Senior Secured Revolving Credit Agreement, dated as of November 4, 2015, by that certain Third Amendment to Senior Secured Revolving Credit Agreement, dated as of December 16, 2016, by that certain Fourth Amendment to Senior Secured Revolving Credit Agreement, dated as of February 21, 2018, by that certain Fifth Amendment to Senior Secured Revolving Credit Agreement, dated as of September 17, 2018, by that certain Sixth Amendment to Senior Secured Revolving Credit Agreement, dated as of February 25, 2020, by that certain Seventh Amendment to Senior Secured Revolving Credit Agreement, dated as of November 20, 2020, by that certain Eighth Amendment to Senior Secured Revolving Credit Agreement, dated as of August 13, 2021, by that certain Ninth Amendment to Senior Secured Revolving Credit Agreement, dated as of May 5, 2022, by that certain Tenth Omnibus Amendment to Senior Secured Revolving Credit Agreement and Guarantee and Security Agreement, dated as of October 18, 2023, by that certain Eleventh Amendment to Senior Secured Revolving Credit Agreement, dated as of June 28, 2024, by that certain Twelfth Amendment to Senior Secured Revolving Credit Agreement, dated as of June 24, 2025 and as further amended or otherwise modified prior to the Thirteenth Amendment Effective Date, the “Existing Credit Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”) with the lenders party thereto (the “Lenders”), pursuant to which the Lenders extended certain commitments and made certain loans to the Borrower; and

WHEREAS, the Borrower and the other parties hereto desire to amend the Existing Credit Agreement to make certain changes, as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Existing Credit Agreement, the parties hereto agree as follows:

SECTION 1. Definitions. All capitalized terms not otherwise defined herein are used as defined in (or by reference in) the Existing Credit Agreement as amended hereby.

SECTION 2. Amendments to Existing Credit Agreement. Subject to the occurrence of the Thirteenth Amendment Effective Date (as hereinafter defined), the parties hereto hereby agree that the Existing Credit Agreement is hereby amended as follows:

(a) The definition of “Issuing Bank” in Section 1.01 of the Existing Credit Agreement (Definitions – Defined Terms) is hereby deleted in its entirety and replaced with the following in lieu thereof:

““Issuing Bank” means Truist, Bank of America, N.A. and any other Issuing Bank designated pursuant to Section 2.05(o), in their capacity as issuers of Letters of Credit hereunder, and their respective successors in such capacity as provided in Section 2.05(j). In the case of any Letter of Credit to be issued in an Agreed Foreign Currency, Truist may designate any of its affiliates as the “Issuing Bank” for purposes of such Letter of Credit.”

(b) The definition of “Swingline Lender” in Section 1.01 of the Existing Credit Agreement (Definitions – Defined Terms) is hereby deleted in its entirety and replaced with the following in lieu thereof:

““Swingline Lender” means Truist, Bank of America, N.A. and any other Swingline Lender designated pursuant to Section 2.04(e), in their capacity as lender of Swingline Loans hereunder, and their respective successors in such capacity as provided in Section 2.04(d).”

(c) Section 2.04(a) of the Existing Credit Agreement (Swingline Loans – Agreement to Make Swingline Loans) is hereby deleted in its entirety and replaced with the following in lieu thereof:

“Subject to the terms and conditions set forth herein, each Swingline Lender agrees to make Swingline Loans under each Commitment to the Borrower from time to time during the Extended Availability Period in Dollars, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans of both Classes exceeding $200,000,000 or any Swingline Lender’s outstanding Swingline Loans exceeding the amount set forth opposite the name of such Swingline Lender on Schedule 2.05, (ii) the total Revolving Dollar Credit Exposures of Dollar Lenders with Dollar Commitments then in effect exceeding the aggregate Dollar Commitments at such time, (iii) the total Revolving Multicurrency Credit Exposures of Multicurrency Lenders with Multicurrency Commitments then in effect exceeding the aggregate Multicurrency Commitments at such time, (iv) the total Covered Debt Amount exceeding the Borrowing Base then in effect or (v) the total Revolving Multicurrency Credit Exposure denominated in the Specified Agreed Foreign Currencies exceeding the Specified Multicurrency Sublimit; provided that no Swingline Lender shall be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans.”

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(d) The amount of “$150,000,000” set forth in clause (i) of Section 2.05(c) of the Existing Credit Agreement (Letters of Credit – Limitations on Amounts) is hereby deleted and replaced with the amount of “$200,000,000” in lieu thereof.

(e) The amount of “0.25%” set forth in clause (ii) of Section 2.11(b) of the Existing Credit Agreement (Fees – Letter of Credit Fees) is hereby deleted and replaced with the amount of “0.125%” in lieu thereof.

(f) Schedule 2.05 of the Existing Credit Agreement is hereby amended and restated in its entirety in the form of Exhibit A hereto.

SECTION 3. [Reserved].

SECTION 4. Conditions Precedent. Section 2 hereof shall become effective on the date (the “Thirteenth Amendment Effective Date”) when the Administrative Agent shall have received:

(a) from each party hereto either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment; and

(b) evidence of payment by the Borrower of any fees and expenses due and owing by the Borrower to the Administrative Agent as of the date hereof.

SECTION 5. Miscellaneous.

5.1. Representations and Warranties. The Borrower hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, (ii) no Default or Event of Default shall have occurred and be continuing on the Thirteenth Amendment Effective Date, both immediately before and after giving effect to this Amendment and (iii) its representations and warranties as set forth in the Loan Documents, as applicable, are true and correct in all material respects (except those representations and warranties qualified by materiality or by reference to a material adverse effect, which are true and correct in all respects) on and as of the date hereof as though made on and as of the date hereof (unless such representations and warranties specifically refer to a previous day, in which case, they shall be complete and correct in all material respects (or, with respect to such representations or warranties qualified by materiality or by reference to a material adverse effect, complete and correct in all respects) on and as of such previous day).

5.2. References to Existing Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Existing Credit Agreement, as amended hereby, and each reference to the Existing Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Existing Credit Agreement shall mean and be a reference to the Existing Credit Agreement, as amended hereby.

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5.3. Effect on Existing Credit Agreement. Except as specifically amended above, the Existing Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed. This Amendment does not constitute a novation or termination of the Credit Agreement Obligations (as defined in the Guarantee and Security Agreement) under the Existing Credit Agreement as in effect immediately prior to the effectiveness of this Amendment and which remain outstanding.

5.4. No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent under the Existing Credit Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein. The parties hereto hereby agree that this Amendment is a Loan Document.

5.5. Governing Law; Waiver of Jury Trial.

(a) This Amendment shall be construed in accordance with and governed by the law of the State of New York.

(b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.5(b).

5.6. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void).

5.7. Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

5.8. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

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5.9. Assignment and Reallocation of Existing Loans.

(a) On the Thirteenth Amendment Effective Date, the Borrower shall (i) prepay the outstanding Loans (if any) of each affected Class in full and (ii) simultaneously borrow new Loans of such Class in an amount equal to such prepayment (in the case of Term Benchmark Loans, with Adjusted Term Benchmark Rates equal to the outstanding Adjusted Term Benchmark Rates and with Interest Period(s) ending on the date(s) of any then outstanding Interest Period(s); provided that for any outstanding Interest Period of less than one (1) month, the Interest Period will be deemed equal to one (1) month), as applicable (as modified hereby); provided that, with respect to subclauses (i) and (ii), (x) the prepayment to, and borrowing from, any Lender shall be effected by book entry to the extent that any portion of the amount of Loans prepaid to such Lender will be subsequently borrowed as Loans from such Lender, and (y) the Lenders shall make and receive payments among themselves, in a manner acceptable to the Administrative Agent, so that, immediately after giving effect thereto, the Loans of such Class are held ratably by the Lenders of such Class in accordance with the respective Commitments of such Class of such Lenders (immediately after giving effect to this Amendment), which, for the purposes of the Credit Agreement and each other Loan Document, will be as set forth opposite such Person’s name on Schedule 1.01(b) to the Credit Agreement. Concurrently therewith, the Lenders of such Class shall be deemed to have assigned and transferred their participation interests in any outstanding Swingline Loans and Letters of Credit of such Class among themselves, in a manner acceptable to the Administrative Agent, so that such interests are held ratably in accordance with their Commitments of such Class (immediately after giving effect to this Amendment). Each of the Lenders party hereto hereby agrees that no amounts shall be required to be paid to such Lender under Section 2.15 of the Credit Agreement in connection with the reallocation described in this Section 5.9.

(b) Each of the Lenders hereby acknowledges and agrees that (i) no Lender nor the Administrative Agent has made any representations or warranties or assumed any responsibility with respect to (A) any statements, warranties or representations made by any Obligor in or in connection with this Amendment, the Credit Agreement or any other Loan Document or, with respect to any Obligor, the execution, legality, validity, enforceability, genuineness or sufficiency of this Amendment, the Credit Agreement or any other Loan Document or (B) the financial condition of any Obligor or the performance by any Obligor of its obligations hereunder or under the Credit Agreement or any other Loan Document; (ii) it has received such information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; and (iii) it has made and continues to make its own credit decisions in taking or not taking action under the Loan Documents, independently and without reliance upon the Administrative Agent or any other Lender.

5.10. Reaffirmation. The Subsidiary Guarantors each hereby consent to the terms of this Amendment, each confirm that its Guarantee under the Guarantee and Security Agreement remains unaltered and in full force and effect and each hereby reaffirm, ratify and confirm the terms and conditions of the Guarantee and Security Agreement.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GOLDMAN SACHS BDC, INC.,
as Borrower

By:	/s/ Tucker Greene
Name: Tucker Greene
Title: Chief Operating Officer

Signature Page to Thirteenth Amendment

TRUIST BANK,
as the Administrative Agent, Issuing Bank, Swingline Lender and a Lender

By:	/s/ Michael J. Landry
Name: Michael J. Landry
Title: Director

Signature Page to Thirteenth Amendment

BANK OF AMERICA, N.A.,
as an Issuing Bank, a Swingline Lender and a Lender

By:	/s/ Sidhima Daruka
Name: Sidhima Daruka
Title: Director

MUFG BANK, LTD.,
as a Lender

By:	/s/ Kenneth Lee
Name: Kenneth Lee
Title: Vice President

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ Shane Klein
Name: Shane Klien
Title: Managing Director

STATE STREET BANK AND TRUST COMPANY,
as a Lender

By:	/s/ Stephen Lynch
Name: Stephen Lynch
Title: Vice President

SANTANDER BANK, N.A.,
as a Lender

By:	/s/ Melissa Gu
Name: Melissa Gu
Title: Senior Vice President

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH,
as a Lender

By:	/s/ Huacheng Lin
Name: Huacheng Lin
Title: Vice President

By:	/s/ Charles Inkeles
Name: Charles Inkeles
Title: Executive Director

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Gretell Merlo
Name: Gretell Merlo
Title: Authorized Signatory

ING CAPITAL, LLC,
as a Lender

By:	/s/ Richard Troxel
Name: Richard Troxel
Title: Director

By:	/s/ Grace Fu
Name: Grace Fu
Title: Managing Director

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Joseph Tauro
Name: Joseph Tauro
Title: Assistant Vice President

BNP PARIBAS,
as a Lender

By:	/s/ Sara Samarasinghe
Name: Sara Samarasinghe
Title: Managing Director

By:	/s/ Ken Austin
Name: Ken Austin
Title: Managing Director

CANADIAN IMPERIAL BANK OF COMMERCE,
as a Lender

By:	/s/ Kathryn Lagroix
Name: Kathryn Lagroix
Title: Managing Director

Agreed and acknowledged solely with respect to Section 5.10

GSBD WINE I, LLC, as a Subsidiary Guarantor

By:	/s/ Tucker Greene
Name: Tucker Greene
Title: Manager

MMLC WINE I, LLC, as a Subsidiary Guarantor

By:	/s/ Tucker Greene
Name: Tucker Greene
Title: Manager

BDC BLOCKER I, LLC (f/k/a My-On BDC Blocker, LLC), as a Subsidiary Guarantor

By: Goldman Sachs BDC, Inc., its sole member

By:	/s/ Tucker Greene
Name: Tucker Greene
Title: Chief Operating Officer

MMLC BLOCKER I, LLC (f/k/a My-On MMLC Blocker, LLC), as a Subsidiary Guarantor

By: Goldman Sachs BDC, Inc., its sole member

By:	/s/ Tucker Greene
Name: Tucker Greene
Title: Chief Operating Officer

GSBD BLOCKER II, LLC, as a Subsidiary Guarantor

By: Goldman Sachs BDC, Inc., its sole member

By:	/s/ Tucker Greene
Name: Tucker Greene
Title: Chief Operating Officer

MMLC BLOCKER II, LLC, as a Subsidiary Guarantor

By: Goldman Sachs BDC, Inc., its sole member

By:	/s/ Tucker Greene
Name: Tucker Greene
Title: Chief Operating Officer

GSBD BLOCKER III LLC, as a Subsidiary Guarantor

By: Goldman Sachs BDC, Inc., its sole member

By:	/s/ Tucker Greene
Name: Tucker Greene
Title: Chief Operating Officer

MMLC BLOCKER III LLC, as a Subsidiary Guarantor

By: Goldman Sachs BDC, Inc., its sole member

By:	/s/ Tucker Greene
Name: Tucker Greene
Title: Chief Operating Officer

GSBD BLOCKER IV LLC, as a Subsidiary Guarantor

By: Goldman Sachs BDC, Inc., its sole member

By:	/s/ Tucker Greene
Name: Tucker Greene
Title: Chief Operating Officer

GSBD BLOCKER V LLC, as a Subsidiary Guarantor

By: Goldman Sachs BDC, Inc., its sole member

By:	/s/ Tucker Greene
Name: Tucker Greene
Title: Chief Operating Officer